Exhibit 99.2

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on , 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/PULB • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + ForAgainst Abstain Proposals — The Board of Directors recommends a vote “FOR” each of the listed proposals. For Against Abstain 1. The proposal to approve the Agreement and Plan of Merger, dated as of December 3, 2015, between First Busey Corporation (“First Busey”) and Pulaski Financial Corp. (“Pulaski”), pursuant to which Pulaski will merge with and into First Busey, and the transactions contemplated therein (the “merger proposal”). 3. The proposal to adjourn the special meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the merger agreement and the transactions contemplated therein. 2. The proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Pulaski may receive in connection with the merger proposal pursuant to existing agreements or arrangements with Pulaski. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 6 4 6 5 1 1 0291VB MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. PULASKI FINANCIAL CORP. — SPECIAL MEETING OF STOCKHOLDERS , 2016 YOUR VOTE IS IMPORTANT! q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROXY CARD — PULASKI FINANCIAL CORP. SPECIAL MEETING OF STOCKHOLDERS , 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints and , with full power of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the special meeting of stockholders to be held at the on , , 2016 at _._., Central time, and at any and all adjournments thereof, as stated on the reverse side. THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS